Income Taxes (Details Textual)	12 Months Ended
Sep. 30, 2020
Income Taxes (Textual)
Operating loss carryforwards future taxable income expiry date	Dec. 31, 2039
Operating loss carry forwards, description	The Company has net operating loss carryforwards of approximately $12,096,000 to reduce future taxable income. Of the $12,096,000, approximately $9,222,000, can be used through 2039, and $2,874,438 may be carried forward indefinitely. A valuation allowance for the entire amount of deferred tax assets has been established as of September 30, 2020 and 2019.
Provision for income taxes at the federal statutory rates	21.00%